UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549
FORM
8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 25, 2025
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-27078
(Commission
File Number)

11-3136595
(IRS Employer
Identification No.)

135 Duryea Road
,
Melville
,
New York
(Address of principal executive offices)
11747
(Zip Code)
Registrant’s telephone number, including area code: (
631
)
843-5500
(Former name or former address, if changed since last

report.)
Check the appropriate box

below if the

Form 8-K filing is intended to simultaneously satisfy

the filing obligation of

the registrant under any

of the following
provisions:
☐

Written communications pursuant

to Rule 425

under the Securities

Act (17 CFR 230.425)
☐

Soliciting material pursuant to

Rule 14a-12 under

the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to

Rule 14d-2(b) under

the Exchange Act

(17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to

Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to

Section 12(b) of the

Act:
Title of each class

Trading
Symbol(s)

Name of each exchange
on which registered
Common Stock, par value $.01 per share

HSIC

The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act

of 1933 (§230.405 of this chapter) or Rule
12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).
Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has

elected not to use the extended transition period

for complying with any new or revised
financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.

Results of Operations and Financial Condition.
On February 25, 2025, Henry Schein, Inc. issued a press release reporting the financial results for the three
months and full year ended December 28, 2024.

The full text of the press release is attached hereto as Exhibit

99.1 and
is incorporated herein by reference.
The information in this Item 2.02 and the press release attached as Exhibit

99.1 are considered furnished to the
Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange
Act of 1934, as amended.
Item 9.01.

Financial Statements and Exhibits
(a)

Not applicable.
(b)

Not applicable.
(c)

Not applicable.
(d)

Exhibit 99.1 – Press Release dated February 25, 2025.
Exhibit 104 - Cover Page Interactive Data File (embedded within the

Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to
be signed on its behalf by the undersigned hereunto duly authorized.
HENRY SCHEIN, INC.
By: /s/ Ronald N. South
Ronald N. South
Senior Vice President and
Chief Financial Officer
(Authorized Signatory and Principal
Financial and Accounting Officer)
February 25, 2025
EXHIBIT INDEX
Exhibit No. Description
99.1
Press Release dated February 25, 2025.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)